UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2014

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee	37932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (865) 694-2700

Not applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Scripps Networks Interactive, Inc. (the “Company”) amended its employment agreement with Kenneth W. Lowe, Chairman, President and Chief Executive Officer effective March 3, 2014. The amendment extended the term of the agreement and Mr. Lowe’s employment to December 31, 2016, with an automatic renewal of two successive one year terms unless the Company provides prior notice of its intention not to renew. The amendment also increased Mr. Lowe’s base salary to $1,420,000.

The foregoing summary of the employment agreement amendment is qualified in its entirety by reference to the full text of the employment agreement amendment, a copy of which is attached as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Mr. Lowe also was granted Restricted Share Units with a value of $4 million, effective March 3, 2014, that generally vest 50% on December 31, 2015 and 50% on December 31, 2016 provided he remains in the continuous employment of the Company, with accelerated vesting upon his involuntary termination (i.e., termination without cause or for good reason, or due to death or disability) or upon a change in control. Mr. Lowe will forfeit the unvested portion of the award upon his voluntary termination without good reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated March 29, 2010].

10.2	Amendment to Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated October 6, 2010].

10.3	Amendment No. 2 to Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated August 1, 2012].

10.4	Amendment No. 3 to Employment Agreement between the Company and Kenneth W. Lowe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
EVP, Chief Legal Officer & Corporate Secretary

Date: March 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated March 29, 2010].

10.2	Amendment to Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated October 6, 2010].

10.3	Amendment No. 2 to Employment Agreement between the Company and Kenneth W. Lowe [incorporated by reference to Scripps Networks Interactive, Inc. Current Report on Form 8-K dated August 1, 2012].

10.4	Amendment No. 3 to Employment Agreement between the Company and Kenneth W. Lowe.